                                                                    EXHIBIT 10.9


         THIS LEASE AGREEMENT, made this 1st day of September, 1983,

         Between MASCIANDARO, KALPAKJIAN & MASCIANDARO CO., a New York general partnership having an office at 75 Verdi Street, South Farmingdale, New York 11735, herein designated as the Landlord, and THRIFT PAK FOOD SERVICE, INC., a New York Corporation located at Verdi Street, Farmingdale, New York 11735, herein designated as the tenant;

         WITNESSETH THAT, the landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the premises described in Schedule A for a term of fifteen (15) years commencing on September 1, 1983 and ending on August 31, 1998 to be used and occupied only and for no other purposes than

         UPON THE FOLLOWING ODNDITIONS AND COVENANTS:

         lst. The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof an annual rental as provided in Schedule A annexed in equal monthly installments as provided in said schedule.

         2nd. It is the intention of the Landlord and the Tenant that the rent herein specified shall be net to the Landlord in each year during the term of this lease, that all costs, expenses, and obligations of every kind relating to the leased property (except as otherwise specifically provided in this lease) which may arise or become due during the term of this lease shall be paid by the Tenant, and that the Landlord shall be indemnified by the Tenant against such costs, expenses and obligations.

         The net rent shall be paid to the Landlord without notice or demand and without abatement, deduction, or setoff (except as otherwise specifically provided in this lease). The net rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the term of this lease.

         3rd. The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

         4th. No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the leased premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

         5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinance or other laws and regulations applicable thereto.

         6th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for lithe correction, prevention and abatement of nuisances, violations or other greivances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all, orders regulations, requirements and directives of the Board of Fire Underwriters or similar, authority and of any insurance companies which have issued or are about to issue policies of Insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

     7th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $ 500,000.00 for injuries to one person and $ 500,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons or not less than $ 500,000.00 The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord--together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or the date when the Tenant shall enter into possession whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs attorney fees and from any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising, out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

         8th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

         9th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken, under eminent domain or condemnation proceedings or if suit or other action shall be instituted for the taking or condenmation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utitlity, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation Proceedings; and all rights of the Tenant to damages if any are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property, therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

         10th: A. If the demised premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage as soon as reasonably possible. However, Landlord shall have no obligation to repair any damage to, or to replace, Tenant's personal property or any other property or effects of Tenant. Except as otherwise provided, in Section 13C if the entire demised premises shall be rendered untenantable by reason of any such damage, the rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the demised premises shall be so rendered untenantable, the rent shall abate for such period in the proportion which the area of the part of the demised premises so rendered untenantable bears to the total area of the demised premises. However, if, prior to the date when all of such damage shall have been repaired, any part of the demised premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or person claiming through or under Tenant, then the amount by which the rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, the demised premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the demised premises, then the Landlord may give to Tenant within thirty (30) days after such fire or other casualty, a thirty (30) days' notice of termination of this lease and, in the event such notice is given, this lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Expiration Date, the rent shall be apportioned as of such date and any prepaid portion of rent for any period after such date shall be refunded by Landlord to Tenant. Landlord shall notify the Tenant within thirty (30) days after such occurrence that Landlord intended to reconstruct the demised premises and that the same will be accomplished within 180 days thereafter. Upon the failure of the Landlord to provide Tenant with the foregoing notice, or to reconstruct the demised premises within said time period, the Tenant shall have the right and option to cancel and terminate this lease upon thirty (30) clays notice to Landlord.

         B. Landlord. shall attempt to obtain and maintain throughout the Demised Term, in Landlord's fire insurance policies, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Landlord's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Landlord shall give Tenant notice thereof, In such event, if Tenant agrees, in writing, to reimburse Landlord for such additional premium for the remainder of the Demised Term, Landlord shall require the inclusion of such or similar provisions by Landlord's fire insurance carriers. As long as such or similar provisions are included in Landlord's fire insurance policies then in force, Landlord hereby waives (i) any obligation on the part of Tenant to make repairs to the demised premises necessitated or occasioned by fire or other casualty that is an assured risk under such and (ii) any right of recovery against Tenant, any other permitted occupant of the demised premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Landlord to Tenant, be deemed of no further force or effect.

         C. Tenant shall attempt to obtain and maintain throughout the Demised Term, in Tenant's fire insurance policies covering Tenant's property in the demised premises, and Tenant's use and occupancy of the demised premises, and/or Tenant's profits (and shall cause any other permitted occupants of the demised premises to attempt to obtain and maintain, in similar policies) provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies In the event at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Landlord notice thereof. In such event, if Landlord agrees, in writing, to reimburse tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such fire insurance carriers. As long as such or similar provisions are included in such fire insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the demised premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any lessors under any ground or underlying leases, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord, or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such fire insurance carriers shall not include such or similar provisions in any such fire insurance policy, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the demised premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire, or other casualty which is an insured risk under such policies.

     llth: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord, shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs, sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

     12th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives shall have the right to enter into and upon the said premises or any part thereof at all reasonable hours, for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs,

     13th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable

-to the Tenant for any part of the proceeds of such sale, if any.

     14th: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person us a consequence of the failure, breakage, leakage, or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment or by the reason of the elements or resulting from carelessness, negligence or improper conduct on the part of the Tenant unless such damage or injury is caused by the negligence of the Landlord or the Landlord's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. Landlord shall not liable for any damage or injury attributable to any interference with, interruption of or failure, beyond the control of the Landlord, or any services to be furnished or supplied by the Landlord.

     l5th: The various rights, remedies, options and elections, of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

     16th: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired, or excused because Of the Landlord's inability to supply any service or material called for herein, by reasons by any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the landlord.

     17th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

     l8th: All notice required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of the lease or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

     19th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease, and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained shall and may peaceably and quietly have, hold and enjoy the leased premises.

     20th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

     21st: Any controversy or claim arising out of or relating to this lease, or the breach thereof shall be settled by arbitration in accordance with the rules, then obtaining, of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

     22nd: If any mechanic's or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within thirty (30) days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are Provided herein in the case of any default of this lease, in addition to such as are permitted by law.

                                   MASCIANDARO, KALPAKJIAN & MASCIANDARO C0.

                                   BY:  /s/ JOHN MASCIANDAR0, JR.
                                        ----------------------------------------
                                        JOHN MASCIANDAR0, JR., PARTNER
                                        THRIFT PAK FOOD SERVICE, INC.

                                   BY:  /s/ GARY KALPAKJIAN, PRES.
                                        ----------------------------------------
                                        GARY KALPAKJIAN, PRES.

STATE OF NEW YORK)
COUNTY OF SUFFOLK)   ss:,

     On the 23rd day of September, 1983, before me personally came JOHN MASCIANDARO, JR., to me known to be the individual described and who executed the foregoing instrument, and acknowledged that he executed the same.


                                        /s/ WILLIAM R. KELLY
                                        ----------------------------------------
                                        Notary  Public

                                                    WILLIAM R. KELLY
                                            Notary Public. State of New York
                                                     No. 52-2081280
                                               Qualified In Suffolk County
                                            Commission Expires March 30, 1985


STATE  OF NEW  YORK)
COUNTY OF SUFFOLK)   Ss:

     On the 23rd day of September, 1983, before me personally came GARY KALPAKJIAN, to me known, who, being by me duly sworn, did depose and say that he resides at No. 69 Kendrick Lane, Dix Hills, New York; that he is the President of THRIFT PAK FOOD SERVICE, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                        /s/ WILLIAM R. KELLY
                                        ----------------------------------------
                                        Notary  Public

                                                    WILLIAM R. KELLY
                                            Notary Public. State of New York
                                                     No. 52-2081280
                                               Qualified In Suffolk County
                                            Commission Expires March 30, 1985

                                  SCHEDULE "A"

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereof, if any, erected, situate, lying and being at Farmingdale, Town of Babylon, County of Suffolk, State of New York, known and designated as and by lot number 1, on a certain map entitled, "Map of Bi-County Industrial Plaza" filed on September 24, 1981, in the office of the Clerk of the County of Suffolk under number 7014.

                                  RENT SCHEDULE

10/4/83      -       9/4/84        $    7,700.00
10/4/84      -       9/4/85            12,700.00
10/4/85      -       9/4/86            12,370.00
10/4/86      -       9/4/87            12,040.00
10/4/87      -       9/4/88            11,710.00
10/4/88      -       9/4/89            16,380.00
10/4/89      -       9/4/90            15,120.00
10/4/90      -       9/4/91            15,060.00
10/4/91      -       9/4/92            14,400.00
10/4/92      -       9/4/93            13,740.00
10/4/93      -       9/4/94            13,080.00
10/4/94      -       9/4/95            12,420.00
10/4/95      -       9/4/96            11,760.00
10/4/96      -       9/4/97            11,100.00
10/4/97      -       9/4/98             7,106.67

     If the rent reserved under the prime lease dated 9/23/83 between Industrial Development Agency of Babylon, Inc. and Masciandaro, Kalpakjian and Masciandaro Co., a New York partnership, is increased or decreased pursuant to its terms, the rent under this sub-lease will be increased or decreased an equal amount.

     THIS SUBLEASE AGREEMENT, made this 15th day of October, 1984

     BETWEEN MASCIANDARO, KALPAKJIAN & MASCIANDARO CO., a New York general partnership having an office at One Michael Avenue, Farmingdale, New York 11735, herein designated as the Landlord,

     and COLORADO PRIME, INC., formerly known as THRIFT-PAK FOOD SERVICE, INC., a New York Corporation located at One Michael Avenue, Farmingdale, New York 11735, herein designated as the Tenant;

     WITNESSETH THAT, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the premises described in Schedule A for a term of fourteen (14) years commencing on October 15, 1984 and ending on August 31, 1998 to be used and occupied only and for no other purposes

     UPON THE FOLLOWING CONDITIONS AND COVENANTS:

     lst. The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof an annual rental as provided in Schedule A annexed in equal monthly installments as provided in said schedule.

     2nd. It is the intention of the Landlord and the Tenant that the rent herein specified shall be net to the Landlord in each Year during the term of this lease, that all costs, expenses, and obligations of every kind relating to the leased property (except as otherwise specifically provided in this lease) which may arise or become due during the term of this lease shall be paid by the Tenant, and that the Landlord shall be indemnified by the Tenant against such costs, expenses and obligations.

     The net rent shall be paid to the Landlord without notice or demand and without abatement, deduction, or setoff (except as otherwise specifically provided in this lease). The net rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the term of this lease.

     3rd. The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenent, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

     4th. No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the leased premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

     5th. The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

     6th. The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and all of their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

     7th. The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $500,000.00; for injuries to one person and $5OO,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons for not less than $5OO,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment to the commencement of the term hereof or the date when the Tenant shall enter into possession whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorneys fees and from any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

     8th. The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

     9th. If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken, under eminent domain or condemnation proceedings or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or shall see and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings;

and all rights of the Tenant to damages if any are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

     10th. A. If the demised premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage as soon as reasonably possible. However, Landlord shall have no obligation to repair any damage to, or to replace, Tenant's personal property or any other property or effects of Tenant. Except as otherwise provided in Section 13C, if the entire demised premises shall be rendered untenantable by reason of any such damage, the rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the demised premises shall be so rendered untenantable, the rent shall abate for period in the proportion which the area of the part of the demised premises so rendered untenantable bears to the total area of the demised premises. However, if, prior to the date when all of such damage shall have been repaired, any part of the demised premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or person claiming through or under Tenant, then the amount by which the rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, the demised premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the demised premises, then the Landlord may give to Tenant within thirty (30) days after such fire or other casualty, a thirty (30) days' notice of termination of this lease and, in the event such notice is given, this lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Expiration Date, the rent shall be apportioned as of such date and any prepaid portion of rent for any period after such date shall be refunded by the Landlord to Tenant. Landlord shall notify the Tenant within thirty (30) days after such occurrence that Landlord intended to reconstruct the demised premises and that the same will be accomplished within 180 days thereafter. Upon the failure of the Landlord to provide Tenant with the foregoing notice, or to reconstruct the demised premises within said time period, the Tenant shall have the right and option to cancel and terminate this lease upon thirty (30) days notice to Landlord.

     B. Landlord shall attempt to obtain and maintain throughout the Demised Term, in Landlord's fire insurance policies, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Landlord's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Landlord shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Landlord for such additional premium for the remainder of the Demised Term, Landlord shall require the inclusion of such or similar provisions by Landlord's fire insurance carriers. As long as such or similar provisions are included in Landlord's fire insurance policies then in force, Landlord hereby waives (i) any obligation on the part of Tenant to make repairs to the demised premises necessitated or occasioned by fire or other casualty that is an assured risk under such policies and (ii) any right of recovery against Tenant, any other permitted occupant of the demised premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Landlord to Tenant, be deemed of no further force or effect.

     C. Tenant shall attempt to obtain and maintain throughout the Demised Term, in Tenant's fire insurance policies covering Tenant's property in the demised premises, and Tenant's use and occupancy of the demised premises, and/or Tenant's profits (and shall cause any other permitted occupants of the demised premises to attempt to obtain and maintain, in similar policies) provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Landlord notice thereof. In such event, if Landlord agrees, in writing, to reimburse tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such fire insurance carriers. As long as such or similar provisions are included in such fire insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the demised premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any lessors under any ground or underlying leases, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord, or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such fire insurance carriers shall not include such or similar provisions in any such fire insurance policy, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the demised premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies, llth. If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand or at the option of the Landlord, shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

          12th. The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

          l3th. Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

          14th. The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person as a consequence of the failure, breakage, leakage, or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment or by the reason of the elements or resulting from carelessness, negligence or improper conduct on the part of the Tenant unless such damage or injury is caused by the negligence of the Landlord or the Landlord's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. Landlord shall not be liable for any damage or injury attributable to any interference with, interruption of or failure, beyond the control of the Landlord, or any services to be furnished or supplied by the Landlord.

          15th. The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

          16th. This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired, or excused because of the Landlord's inability to supply any service or material called for herein, by reasons by any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

          17th. The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

          18th. All notice required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of the lease or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

          19th. The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease, and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises.

          20th. This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized Lo make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

           21st. Any controversy or claim arising out of or relating to this lease, or the breach thereof shall be settled by arbitration in accordance with the rules, then obtaining, of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

           22nd. If any mechanic's or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within thirty (30) days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

                                       MASCIANDARO, KALPAKJIAN & MASCIANDARO CO.

                                   BY: /s/ John Masciandaro, Jr.
                                       -----------------------------------------
                                       JOHN MASCIANDARO, JR., PARTNER



                                       COLORADO PRIME, INC.

                                   BY: /s/ Gary Kalpakjian PRES.
                                       -----------------------------------------
                                       GARY KALPAKJIAN, PRES.



STATE OF NEW YORK)
COUNTY OF SUFFOLK) SS.:

          On the 15th day of October, 1984, before me personally came JOHN MASCIANDARO, JR., to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                                /s/DIANE AMBROSIO
                                       -----------------------------------------
                                                 DIANE AMBROSIO
                                           NOTARY PUBLIC, State of New York
                                                  No. 4713174
                                              Qualified in Nassau County
                                           Commission Expires March 30, 1986

STATE OF NEW YORK)
COUNTY OF SUFFOLK) SS.:


         On the 15th day of October, 1984, before me personally came GARY KALPAKJIAN, to me known, who, being by me duly sworn, did depose and say that he resides at No. 69 Kendrick Lane, Dix Hills, New York; that he is the President of COLORADO PRIME, INC. , the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                /s/ DIANE AMBROSIO
                                        ----------------------------------
                                                 DIANE AMBROSIO
                                           NOTARY PUBLIC, State of New York
                                                  No. 4713174
                                              Qualified in Nassau County
                                           Commission Expires March 30, 1986

                                  SCHEDULE "A"


         ALL that certain plot, piece or parcel of land, with the building and improvements thereof, if any, erected, situate, lying and being at Farmingdale, Town of Babylon, County of Suffolk, State of New York, known and designated as and by lot number 1, on a certain map entitled, "Map of Bi-County Industrial Park" filed on September 24, 1981, in the office of the Clerk of the County of Suffolk under number 7014.

                                  RENT SCHEDULE

         The annual rental of $300,000.00 is payable in equal monthly installments of $25,000 per month due on the lst day of each month commencing on November 1, 1984 and ending on August 31, 1998. For the period of October 15, 1984 to October 31, 1984, Tenant shall be obligated for one-half the usual month's rent.

         To the extent that the average prime rate during each calendar year, charged by Citibank, N.A. exceeds 12%, the above base rental will be increased by 60% of said increase over 12%.

         If the rent reserved under the prime lease dated 9/23/83 between Industrial Development Agency of Babylon, Inc. and Masciandaro, Kalpakjian and Masciandaro Co., a New York partnership, is increased or decreased pursuant to its terms, the rent under this sublease will be increased or decreased an equal amount.